EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of June 10, 2026

GASC GP, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director

Date:	6/10/2026

General Atlantic Partners, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GASC GP, LLC, its general partner

Date:	6/10/2026

GAP Holdings GP, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GASC GP, LLC, the general partner of General Atlantic Partners, L.P., its sole member

Date:	6/10/2026

Atlantic Park UGP, LLC

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory

Date:	6/10/2026

Atlantic Park Strategic Capital Fund II GP, L.P.

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory of Atlantic Park UGP, LLC, its general partner

Date:	6/10/2026

Atlantic Park Strategic Capital Master Fund II, L.P.

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory of Atlantic Park UGP, LLC, the general partner of Atlantic Park Strategic Capital Fund II GP, L.P., its general partner

Date:	6/10/2026

Atlantic Park Strategic Capital Parallel Master Fund II, L.P.

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory of Atlantic Park UGP, LLC, the general partner of Atlantic Park Strategic Capital Fund II GP, L.P., its general partner

Date:	6/10/2026

APSC II Holdco I, L.P.

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory of Atlantic Park UGP, LLC, the general partner of Atlantic Park Strategic Capital Fund II GP, L.P., its general partner

Date:	6/10/2026

APSC II Holdco II, L.P.

Signature:	/s/ George Fan

Name/Title:	George Fan, Authorized Signatory of Atlantic Park UGP, LLC, the general partner of Atlantic Park Strategic Capital Fund II GP, L.P., its general partner

Date:	6/10/2026